                                                                     EXHIBIT 4.1


                     INCORPORATED UNDER THE LAWS                                              COMMON STOCK
                      OF THE STATE OF DELAWARE                                              PAR VALUE $1.00





 NUMBER                                                   [GRAPHIC OF PEOPLE                                            SHARES
HU 38003                                                   AND WORLD GLOBE]





                 THIS CERTIFICATE IS TRANSFERABLE IN                                       CUSIP 860372 10 1
                NEW YORK, NY AND RIDGEFIELD PARK, NJ                              SEE REVERSE FOR CERTAIN DEFINITIONS


                    STEWART INFORMATION SERVICES CORPORATION

THIS CERTIFIES THAT



IS THE OWNER OF

             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

Stewart Information Services Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder hereof by the acceptance of this Certificate assents.

         This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                          Dated



----------------------------
       PRESIDENT                       COUNTERSIGNED AND REGISTERED:
                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR


                                       BY
----------------------------              --------------------------------------
       SECRETARY                                              AUTHORIZED OFFICER

                              [BACK OF CERTIFICATE]

                    STEWART INFORMATION SERVICES CORPORATION

  THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common                UNIF GIFT MIN ACT  -  ___________ Custodian ___________
TEN ENT  -  as tenants by the entireties                                 (Cust)               (Minor)
JT TEN   -  as joint tenants with right                               under Uniform Gifts to Minors
            of survivorship and not as                                Act______________________________
            tenants in common                                                      (State)





     Additional abbreviations may also be used though not in the above list.

            For Value Received, _______________________ hereby sell,
                            assign and transfer unto


PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE
------------------------------

------------------------------

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________________________________









                                        X
                                         ---------------------------------------
NOTICE:  THE  SIGNATURE(S)  TO THIS
ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF
THE CERTIFICATE IN EVERY PARTICULAR
WITHOUT  ALTERATION OR  ENLARGEMENT
OR ANY CHANGE WHATEVER.


                                        X
                                         ---------------------------------------

                                       -----------------------------------------
                                       ALL   GUARANTEES   MUST   BE  MADE  BY  A
                                       FINANCIAL  INSTITUTION (SUCH AS A BANK OR
                                       BROKER)  WHICH  IS A  PARTICIPANT  IN THE
                                       SECURITIES   TRANSFER  AGENTS   MEDALLION
                                       PROGRAM  ("STAMP"),  THE NEW  YORK  STOCK
                                       EXCHANGE,    INC.   MEDALLION   SIGNATURE
                                       PROGRAM  ("MSP"),  OR THE STOCK EXCHANGES
                                       MEDALLION  PROGRAM  ("SEMP") AND MUST NOT
                                       BE DATED.  GUARANTEES  BY A NOTARY PUBLIC
                                       ARE NOT ACCEPTABLE.
                                       -----------------------------------------